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                                                                   EXHIBIT 10.19


                              PAGING NETWORK, INC.
                  AMENDED AND RESTATED 1991 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this Amended and Restated 1991 Stock Option Plan (the "Plan") is to advance the interests of PAGING NETWORK, INC. ("PageNet") and its shareowners by providing an opportunity to all employees of PageNet and its present and future domestic and foreign subsidiaries (collectively, the "Company") to purchase the common stock of PageNet through the exercise of options granted under this Plan and thereby have an incentive to participate in and contribute significantly to the growth and financial success of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees with experience, ability and leadership to share in the strategic and long-term performance objectives of the Company and to more closely align the interests of the employees with those of the shareowners.

         2. EFFECTIVE DATE. The 1991 Stock Option Plan became effective on August 23, 1991, the date it was adopted by the Board of Directors of PageNet. The Plan was approved by the shareowners of PageNet on August 23, 1991. The Plan was amended by the Board of Directors on January 26, 1993, subject to shareowner approval, which was given on May 20, 1993. The Plan was further amended by the Board of Directors on September 11, 1996 and on January 9, 1997, subject to shareowner approval, which was given on May 22, 1997. This amendment and restatement of the Plan will become effective on April 22, 1998, the date it was adopted by the Board of Directors of PageNet, subject to the receipt of approval by the shareowners of PageNet at the 1998 Annual Meeting of Shareowners.

         3. STOCK SUBJECT TO THE PLAN; TYPES OF OPTIONS. The shares that may be granted under this Plan will not exceed in the aggregate 13,950,000 shares of the $.01 par value common stock of PageNet ("Common Stock"). Any shares subject to an option which for any reason expires, is cancelled or is terminated unexercised as to such shares may again be the subject of an option under the Plan. The shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued shares or issued shares re-acquired by PageNet. In addition to the foregoing aggregate limitation, no more than 500,000 shares may be granted under this Plan in any one calendar year to any one eligible individual. The Plan allows for the granting of nonqualified stock options ("nonqualified options"), the federal income tax treatment of which is determined under Section 83 of the Internal Revenue Code of 1986, as amended from time to time, and regulations thereunder (the "Code"), and incentive stock options intended to qualify under Section 422 of the Code.
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         4.      ADMINISTRATION OF STOCK OPTIONS. The Plan will be administered by the Stock Option/Compensation Committee of the Board of Directors of PageNet (the "Board"), provided, however, that any authority or responsibility reserved to the Committee under the Plan may be exercised in its discretion by the Board, including but not limited to granting options under the Plan. The term "Committee" means the entity administering the Plan pursuant to this paragraph, whether the administrator is the Board or the Stock Option/Compensation Committee.

         Subject to the provisions of the Plan, the Committee will have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto will be final and binding on the Company, the employee to whom the option is granted (the "optionee") and all other persons. No employee will have a right to be granted an option or, having received an option, a right to again be granted an option under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible employees under the Plan, whether or not such eligible employees are similarly situated.

         5. ELIGIBLE EMPLOYEES. Incentive options or nonqualified options, or both, may be granted to all employees of PageNet and any present and future domestic and foreign subsidiary of the Company. The Committee will have the exclusive power to select the employees who may receive options under the Plan, and may select the eligible employees individually or by groups or categories, as determined by the Committee in its sole discretion.

         6. DURATION OF THE PLAN. This Plan will terminate on the tenth anniversary of shareowner approval of the amendment and restatement at the 1998 Annual Meeting of Shareowners, unless terminated earlier pursuant to Paragraph 11, and no options may be granted thereafter.

         7. RESTRICTIONS ON INCENTIVE OPTIONS. With respect to incentive options (but not nonqualified options) granted under this Plan, the aggregate fair market value, determined as of the date each such option is granted, of the shares with respect to which options are exercisable for the first time by an employee during any calendar year will not exceed $100,000. If an incentive option is granted with respect to shares exceeding the aforementioned $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, the $100,000 limitation will apply to the aggregate number of shares for which incentive stock options are granted under all such plans.

         8. TERMS AND CONDITIONS OF STOCK OPTIONS. Options granted under this Plan will be evidenced by instruments in such form and containing such terms and conditions as the Committee will determine; provided, however, that such instruments will evidence among their terms and conditions the following:



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                 (a) PRICE. The purchase price per share of Common Stock
payable upon the exercise of each option granted hereunder will be as determined by the Committee in its discretion, and will be not less than 100% of the fair market value of the stock on the day the option is granted. Such fair market value will be determined in accordance with procedures to be established in good faith by the Committee in conformity with regulations issued by the Internal Revenue Service with regard to incentive and nonqualified options.

                 (b) NUMBER OF SHARES. Each option grant will specify the number of shares to which it pertains.

                 (c) EXERCISE OF OPTIONS. Each option grant will be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine; provided, however, that no option will be exercisable with respect to any shares later than ten (10) years after the date of the grant of such option. In case of an option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such option in whole or in part at any time.

                 (d) NOTICE OF EXERCISE AND PAYMENT. An option will be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of shares for which it is exercised. If said shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee will include with such notice a letter, in form and substance satisfactory to the Company, confirming that the shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment will be made in full at the time the option is exercised. Payment will be made either by (i) cashier's or certified check, wire transfer or other form of good and immediately available funds, (ii) if permitted by the Committee and stated in the instrument, by delivery and assignment to the Company of shares of Common Stock having a value equal to the option price, (iii) if permitted by the Committee, by delivery of a written notice stating that a market sell order has been placed with a broker with respect to shares of Common Stock issuable upon exercise of the option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price of the option or the portion thereof so exercised, or (iv) by a combination of (i) and (ii) above. The value of the Common Stock for such purpose will be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

                 (e) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver shares of Common Stock upon exercise of an option, in whole or in part, will be subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations.

                 (f) NON-TRANSFERABILITY. Except as otherwise provided by the Committee, no option will be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option will be exercisable during the optionee's lifetime only by the optionee (or the optionee's guardian or legal representative).



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                 (g) TERMINATION OF OPTIONS. Each instrument will contain
provisions for the termination of the options granted thereunder if the optionee ceases for any reason to be an employee of or perform services for the Company, no more favorable to the optionee than the following:

                          (i) if the optionee ceases to be employed by or
perform services for the Company for any reason other than for cause, disability or death, the option will terminate on the earlier to occur of the ninetieth day after the effective date of such resignation or termination and the date of termination of the option pursuant to this Plan, and the option may not be exercised thereafter;

                          (ii) if the optionee ceases to be employed by or
perform services to the Company for cause, which will mean willful misconduct, dishonesty, insubordination, conviction of a felony, gross negligence in the performance of duties as an employee, the material or repeated violation of policies and practices of the Company, including its Code of Ethics, or the use of illegal drugs or the illegal use of controlled substances, the option will terminate on the day of such termination for cause;

                          (iii) if the optionee ceases to be employed by or
perform services for the Company because of any physical or mental disability which would have entitled such employee to payment of disability benefits under the Company's long-term disability plan or any similar plan of the Company (regardless of whether such employee was then a participant in such plan), he may at any time within a period of one year after such termination of employment, or prior to the termination of the option pursuant to this Plan, whichever is earlier, exercise his option to the extent that the option was exercisable by him on the date he ceased to be employed by or perform services for the Company; and

                          (iv) if the optionee dies at a time when the option
was already vested and exercisable, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to Paragraph 8(f) may, at any time within a period of one year after the optionee's death, or prior to the termination of the option pursuant to this Plan, whichever is earlier, exercise it to the extent the optionee might have exercised it at the time of his death;

provided, however, that notwithstanding anything to the contrary contained in clauses (i), (ii), (iii) and (iv) above, the Committee may provide specifically in an instrument governing an option grant for such other period of time during which an optionee may exercise an option after termination of services as the Committee may approve, subject to the overriding limitation that no option may be exercised to any extent by anyone after the date of expiration of the option.

                 (h) RIGHTS AS SHAREOWNER. An optionee will have no rights as a shareowner with respect to any shares covered by his option until the date the option has been exercised and the full purchase price for such shares has been received by the Company.



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         9.      STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS;
RECAPITALIZATIONS. Appropriate adjustment will be made in the maximum number of shares of Common Stock subject to the Plan and in the number, kind, and option price of shares covered by outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of PageNet after the effective date of the Plan.

         10. MERGER; SALE OF ASSETS; DISSOLUTION. Notwithstanding anything to the contrary contained in this Plan, in the event of a "Change of Control," as defined herein, every option outstanding hereunder will become immediately exercisable in full. In the event of a change in the Common Stock resulting from a merger or similar reorganization, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options granted hereunder and the price per share thereof will be appropriately adjusted, in such manner as the Committee may deem equitable, to prevent substantial dilution or enlargement of the rights available or granted hereunder.

         A "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                 (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of PageNet representing 35% or more of the combined voting power of PageNet's then outstanding securities (not including in such securities beneficially owned by such Person any securities acquired directly from PageNet), other than any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

                 (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who on the date hereof constitute the Board, and any new director whose appointment or election by the Board or nomination for election by PageNet's shareowners was approved or recommended by at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended (other than a new director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of PageNet); or

                 (c) there is consummated a merger or consolidation of PageNet or any direct or indirect subsidiary of PageNet with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of PageNet outstanding immediately prior to such merger or consolidation continuing to represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of PageNet, at least 65% of the combined voting power of the securities of PageNet or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent thereof), or
(ii) a merger or consolidation




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effected to implement a recapitalization of PageNet, or similar transaction, in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of PageNet representing 35% or more of the combined voting power of PageNet's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from PageNet); or

                 (d) the shareowners of PageNet approve a plan of complete liquidation or dissolution of PageNet or there is consummated an agreement for the sale or disposition by PageNet of all or substantially all of PageNet's assets, other than a sale or disposition by PageNet of all or substantially all of PageNet's assets to an entity, at least 65% of the combined voting power of the outstanding securities of which are owned by shareowners of PageNet in substantially the same proportions as their ownership of PageNet immediately prior to such sale.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of PageNet immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of PageNet immediately following such transaction or series of transactions.

         For purposes of this Section 10, (a) "Person" shall mean any person or entity other than (1) any employee plan established by PageNet, (2) PageNet or any of its affiliates (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (2) (the "Exchange Act")), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by shareowners of PageNet in substantially the same proportions as their ownership of PageNet and (b) "Beneficial Owner" shall have the meaning set forth in Rule 12d-3 under the Exchange Act.

         11. TERMINATION OR AMENDMENT OF PLAN. The Board may at any time suspend or terminate the Plan, or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareowners of the Company, provided:

                 (a) that no such termination or amendment will adversely affect or impair any then outstanding option or any shares at the time subject to options without the consent of the optionee holding such option; and

                 (b) that any such amendment which requires shareowner approval in order to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or the National Association of Securities Dealers or exchange listing requirements will be subject to approval by the shareowners of PageNet within one year from the effective date of such amendment and will be null and void if such approval is not obtained.




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         12.     MISCELLANEOUS PROVISIONS.

                 (a) GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                 (b) NO GUARANTEE OF EMPLOYMENT. Neither the Plan, not any action taken hereunder, including the granting of options, shall be construed as giving any employee any right to continue to be employed by the Company, and the right to terminate the employment of any such employee is hereby specifically reserved.




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